UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2021

Pearl Holdings Acquisition Corp
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41165	98-1593935
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Third Avenue, 11th Floor New York, NY		10017
(Address of principal executive offices)		(Zip Code)

(212) 457-1540
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title for each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PRLHU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PRLH	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PRLHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported on a Current Report on Form 8-K of Pearl Holdings Acquisition Corp (the “Company”), on December 17, 2021, the Company consummated its initial public offering (the “IPO”) of 17,500,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (an “Ordinary Share”), and one-half of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $175,000,000. The Company granted the underwriters of the IPO (the “Underwriters”) a 45-day option to purchase up to an additional 2,625,000 units at the IPO price to cover over-allotments, if any.

As previously reported on a Current Report on Form 8-K of the Company, substantially concurrently with the closing of the IPO, the Company completed the private sale of 9,000,000 private placement warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, Pearl Holdings Sponsor LLC (the “Sponsor”), generating gross proceeds to the Company of $9,000,000.

A total of $178,500,000, comprised of proceeds from the IPO and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at JP Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. An audited balance sheet as of December 17, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the sale of the Private Placement Warrants has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

On December 20, 2021, the Underwriters partially exercised the option to purchase additional Units and on December 22, 2021, purchased an additional 2,500,000 Units from the Company (the “Option Units”), generating gross proceeds of $25,000,000, and forfeited the remainder of the option. In connection with the Underwriters’ partial exercise of their option to purchase additional Units, the Sponsor purchased an additional 1,000,000 Private Placement Warrants (the “Additional Private Placement Warrants”), generating gross proceeds to the Company of $1,000,000. In connection with the closing and sale of the Option Units and the Additional Private Placement Warrants (together, the “Option Closing”), a total of $25,500,000, comprised of proceeds from the Option Closing and the sale of the Additional Private Placement Warrants was placed in the trust account.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Audited Balance Sheet, as of December 17, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2021

Pearl Holdings Acquisition Corp

By:	/s/ Martin F. Lewis
	Name:	Martin F. Lewis
	Title:	Chief Financial Officer

2